Investment Portfolio	as of March 31, 2021 (Unaudited)
DWS CROCI® U.S. VIP
	Shares	Value ($)

Common Stocks 99.6%
Communication Services 7.5%
Diversified Telecommunication Services 4.9%
AT&T, Inc.	116,168	3,516,405
Verizon Communications, Inc.	60,086	3,494,001
		7,010,406
Media 2.6%
Fox Corp. “A”	106,066	3,830,043
Consumer Discretionary 10.1%
Household Durables 2.7%
D.R. Horton, Inc.	43,454	3,872,621
Internet & Direct Marketing Retail 2.3%
eBay, Inc.	54,317	3,326,373
Multiline Retail 2.4%
Dollar General Corp.	17,057	3,456,089
Specialty Retail 2.7%
AutoZone, Inc.*	2,840	3,988,212
Consumer Staples 25.5%
Food & Staples Retailing 2.5%
Kroger Co.	99,765	3,590,542
Food Products 15.3%
Campbell Soup Co.	72,950	3,667,196
Conagra Brands, Inc.	100,116	3,764,362
General Mills, Inc.	59,691	3,660,252
J M Smucker Co.	29,107	3,682,909
Kellogg Co.	58,243	3,686,782
Tyson Foods, Inc. “A”	49,992	3,714,406
		22,175,907
Household Products 2.5%
Kimberly-Clark Corp.	26,042	3,621,140
Tobacco 5.2%
Altria Group, Inc.	77,565	3,968,225
Philip Morris International, Inc.	39,355	3,492,363
		7,460,588
Financials 5.3%
Capital Markets
Bank of New York Mellon Corp.	79,760	3,771,851
State Street Corp.	45,538	3,825,647
		7,597,498

Health Care 33.5%
Biotechnology 14.3%
AbbVie, Inc.	32,183	3,482,844
Alexion Pharmaceuticals, Inc.*	21,652	3,310,807
Amgen, Inc.	14,602	3,633,124
Biogen, Inc.*	12,422	3,475,055
Gilead Sciences, Inc.	52,770	3,410,525
Regeneron Pharmaceuticals, Inc.*	7,124	3,370,649
		20,683,004
Health Care Providers & Services 7.8%
Cardinal Health, Inc.	65,912	4,004,154
Laboratory Corp. of America Holdings*	14,119	3,600,769
Quest Diagnostics, Inc.	28,218	3,621,498
		11,226,421
Pharmaceuticals 11.4%
Bristol-Myers Squibb Co.	55,912	3,529,725
Johnson & Johnson	20,701	3,402,209
Merck & Co., Inc.	45,344	3,495,569
Pfizer, Inc.	98,241	3,559,271
Viatris, Inc.*	183,376	2,561,763
		16,548,537
Industrials 7.8%
Aerospace & Defense 2.6%
Lockheed Martin Corp.	10,118	3,738,601
Air Freight & Logistics 5.2%
C.H. Robinson Worldwide, Inc.	37,618	3,589,886
Expeditors International of Washington, Inc.	36,112	3,888,901
		7,478,787
Information Technology 9.9%
Communications Equipment 2.7%
Cisco Systems, Inc.	74,084	3,830,884
IT Services 2.1%
Amdocs Ltd.	43,604	3,058,820
Semiconductors & Semiconductor Equipment 2.4%
Intel Corp.	55,286	3,538,304
Software 2.7%
Oracle Corp.	55,081	3,865,034
Total Common Stocks (Cost $128,838,493)		143,897,811

Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.04% (a) (Cost $454,007)	454,007	454,007

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $129,292,500)	99.9	144,351,818
Other Assets and Liabilities, Net	0.1	72,939
Net Assets	100.0	144,424,757

For information on the Fund's policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund's most recent semi-annual or annual financial statements.
A summary of the Fund’s transactions with affiliated investments during the period ended March 31, 2021 are as follows:
Value ($) at 12/31/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Income ($)	Capital Gain Distributions ($)	Number of Shares at 3/31/2021	Value ($) at 3/31/2021
Securities Lending Collateral 0.0%
DWS Government & Agency Securities Portfolio "DWS Government Cash Institutional Shares", 0.01% (a) (b)
4,309,705	—	4,309,705 (c)	—	—	1,113	—	—	—
Cash Equivalents 0.3%
DWS Central Cash Management Government Fund, 0.04% (a)
621,226	2,277,513	2,444,732	—	—	98	—	454,007	454,007
4,930,931	2,277,513	6,754,437	—	—	1,211	—	454,007	454,007
*	Non-income producing security.
(a)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(b)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.
(c)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended March 31, 2021.
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of March 31, 2021 in valuing the Fund's investments.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks (a)	$143,897,811	$—	$—	$143,897,811
Short-Term Investments	454,007	—	—	454,007
Total	$144,351,818	$—	$—	$144,351,818
(a)	See Investment Portfolio for additional detailed categorizations.

OBTAIN AN OPEN-END FUND PROSPECTUS
To obtain a summary prospectus, if available, or prospectus, download one from fundsus.dws.com, talk to your financial representative or call (800) 728-3337. We advise you to carefully consider the product's objectives, risks, charges and expenses before investing. The summary prospectus and prospectus contain this and other important information about the investment product. Please read the prospectus carefully before you invest.
CLOSED-END FUNDS
Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund’s shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas Inc. and RREEF America L.L.C. which offer advisory services.
DWS Distributors, Inc., 222 South Riverside Plaza, Chicago, IL 60606, (800) 621-1148
NO BANK GUARANTEE | NOT FDIC INSURED | MAY LOSE VALUE
VS2CUS-PH1
R-080548-1 (1/23)